TEMPLETON VIETNAM
OPPORTUNITIES FUND

[PHOTO OF J. MARK MOBIUS]
J. Mark Mobius, Ph.D.
President
Templeton Vietnam Opportunities Fund

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to emerging markets. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $10 billion in emerging markets investments for the Templeton Group of Funds.

YOUR FUND'S OBJECTIVE:

The Templeton Vietnam Opportunities Fund seeks long-term capital appreciation by investing at least 65% of its total assets in the equity and debt securities of Vietnam or Vietnam-related companies.

November 15, 1996
Dear Shareholder:

We are pleased to bring you this semi-annual report of the Templeton Vietnam Opportunities Fund, which covers the six months ended September 30, 1996. During this time, most Asian equity markets were perceived by investors to be overvalued, and they declined significantly. The Fund was not immune to this situation, and produced a six-month total return of -12.16% in market-price terms, as discussed in the Performance Summary on page 5. Based on the change in actual net asset value (in contrast to market price), total return was 0.89% for the same period.

TEMPLETON VIETNAM
OPPORTUNITIES FUND

Geographic Distribution on 9/30/96
Based on Total Net Assets


[GRAPHIC]


Hong Kong                          24.2%

Singapore                           8.8%

Indonesia                           7.0%

Thailand                            3.2%

Belgium                             1.8%

Short-Term Obligations &
Other Net Assets                   55.0%

On September 30, 1996, 45% of our total net assets were invested in equities, with the remaining 55% in cash and other liquid assets. When launching the Fund, we knew it would not be easy to invest in Vietnam because it had no functioning capital market. We expected that the country would have developed such a market by now, but this has not happened. Therefore, we invested in companies doing business in Vietnam (Vietnam-related companies) and listed on exchanges in Hong Kong, Singapore, Indonesia, and Thailand.

In May 1996, the Fund made its first direct equity investment in Vietnam by purchasing shares of Sipef South East Asia Holdings (SEA Holdings). This Belgian firm holds a majority interest in the Phuben Tea Company, a joint venture tea-processing plant in Vietnam. The company's local partner is Vinatea, the leading Vietnamese state-owned company involved in tea production. In our opinion, the Phuben Tea Company could become a significant exporter to many markets throughout the world.

On September 30, 1996, the Fund's largest sector weightings were real estate (11.1% of total net assets) and multi-industry (10.6%). Our top holdings included New World Development Co. Ltd., a Hong Kong-based company which invests in and develops property, particularly involving hotels in Hong Kong and abroad; PT Polysindo Eka Perkasa, a large, Indonesian-based producer of polyester fibers; and Swire Pacific Ltd., the Hong Kong parent company of a diversified group of several divisions including aviation, property, shipping, dockyard services, and trading. Each of these firms is active in Vietnam, participating in new projects in their respective fields of expertise.

TEMPLETON VIETNAM
OPPORTUNITIES FUND

Top Ten Holdings as of 9/30/96
Based on Total Net Assets

Company                                 % of Total
Industry, Country                       Net Assets
New World Development Co. Ltd.
Real Estate, Hong Kong                     7.7%

PT Polysindo Eka Perkasa, fgn.
Textiles & Apparel, Indonesia              5.6%

Swire Pacific Ltd. B.
Multi-Industry, Hong Kong                  4.5%

Natsteel Ltd., fgn.
Metals & Mining, Singapore                 3.7%

Jardine Matheson Holdings Ltd. (Singapore)
Multi-Industry, Hong Kong                  2.6%

Golden Resources Development
International Ltd.
Food & Household Products, Hong Kong       2.3%

Rothmans Industries Ltd., fgn.
Beverages & Tobacco, Singapore             2.1%

Sipef East Asia Holdings
Multi-Industry, Belgium                    1.8%

P. T. Unggul Indah Corp., fgn.
Chemicals, Indonesia                       1.6%

Lai Sun Development Co. Ltd.
Real Estate, Hong Kong                     1.2%

For a complete list of portfolio holdings, please see page 7 of this report.

In our opinion, the underlying rationale for investing in Vietnamese-related companies remains viable. Vietnam's economy appears to be strengthening because of a high level of foreign investment and subdued inflation, but there are potential negatives.

Imports outnumber exports, and implementation of new foreign investment projects has slowed noticeably. Although the Ministry of Finance has indicated that a functioning Vietnamese stock market would be opened by 1999, such timetables have not been met in the past. Consequently, strong economic growth may not be sustainable over the long term. We will continue to monitor these developments closely.

Recent actions have been taken intended to provide the Fund with greater flexibility in investing in Vietnam. In October 1995, the Fund's Board of Directors approved an amendment to the Fund's non-fundamental investment restrictions to increase the amount the Fund may invest in direct equity investments from 35% to 65% of its total net assets.

On July 30, 1996, the Board also approved a change to its non-fundamental policy increasing the maximum amount the Fund may invest in any one issuer from 10% to 25%. On October 8, the Fund's shareholders approved amendments deleting its fundamental restriction on loans and adopting a new fundamental investment policy allowing the Fund to make loans, including privately placed debt obligations.

TEMPLETON VIETNAM
OPPORTUNITIES FUND

Portfolio Breakdown on 9/30/96
Based on Total Net Assets

[GRAPHIC]

Real Estate                        11.1%

Multi-Industry                     10.6%

Textiles & Apparel                  5.9%

Metals & Mining                     4.1%

Beverages & Tobacco                 3.8%

Food & Household Products           3.1%

Chemicals                           1.7%

Other Industries                    4.7%

Short-Term Obligations &
Other Net Assets                   55.0%

The fundamental investment restriction concerning investments in real estate was also amended to permit the Fund to make or purchase real estate loans and to purchase real estate limited partnership interests.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

Investing in Vietnam, of course, involves special considerations including risks relating to direct investments, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, the absence of an organized stock exchange in Vietnam, reduced liquidity of emerging markets, and greater market and currency volatility. Investment in the Fund should be considered speculative.

We thank you for your participation in the Templeton Vietnam Opportunities Fund and welcome your comments and suggestions.

Sincerely,


/s/ J. Mark Mobius, Ph.D.
----------------------------------
J. Mark Mobius, Ph.D.
President
Templeton Vietnam Opportunities Fund, Inc.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Vietnam Opportunities Fund produced a total return of -12.16% for the six-month period ended September 30, 1996. Based on the change in actual net asset value (in contrast to market price), total return was 0.89% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased $1.625 from $13.00 on March 31, 1996, to $11.375 on September 30, 1996, while the net asset value increased 7 cents ($0.07), from $13.91 to $13.98 for the same period. Shareholders received distributions of 4.5 cents ($0.045) per share in income dividends.

We have always maintained a long-term investment perspective when managing the Fund, and encourage our shareholders to view their investments in a similar manner. Past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

TEMPLETON VIETNAM
OPPORTUNITIES FUND

Periods Ended September 30, 1996

                                             Since
                                           Inception
                               One-Year    (9/8/94)
Cumulative Total Return(1)
  Based on change
  in net asset value             5.26%        3.22%

  Based on change
  in market price               -7.06%      -21.04%

Average Annual Total Return(2)
  Based on change
  in net asset value             5.26%        1.56%

  Based on change
  in market price               -7.06%      -10.92%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

From October 1, 1994 through September 30, 1995, the Fund's Investment Manager waived a portion of its fees, which reduced operating expenses and increased total return to shareholders. Without these reductions, the Fund's total return would have been lower during that period.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                          SIX MONTHS                                SEPTEMBER 8, 1994
                                                            ENDED                                     (COMMENCEMENT
                                                      SEPTEMBER 30, 1996         YEAR ENDED         OF OPERATIONS) TO
                                                         (UNAUDITED)           MARCH 31, 1996        MARCH 31, 1995
                                                      ------------------       --------------       -----------------
Net asset value, beginning of period                      $    13.91              $  13.09              $   14.10
                                                            --------              --------               --------
Income from investment operations:
   Net investment income                                         .19                   .36                    .13
   Net realized and unrealized gain (loss)                      (.07)                  .91                  (1.00)
                                                            --------              --------               --------
Total from investment operations                                 .12                  1.27                   (.87)
                                                            --------              --------               --------
Underwriting expenses deducted from capital                       --                    --                   (.09)
                                                            --------              --------               --------
Distributions:
   Dividends from net investment income                         (.05)                 (.38)                  (.05)
   Distributions from net realized gains                          --                  (.07)                    --
                                                            --------              --------               --------
Total distributions                                             (.05)                 (.45)                  (.05)
                                                            --------              --------               --------
Change in net asset value                                        .07                   .82                  (1.01)
                                                            --------              --------               --------
Net asset value, end of period                            $    13.98              $  13.91              $   13.09
                                                            ========              ========               ========
TOTAL RETURN*
Based on market value per share                               (12.16)%               22.11%                (26.33)%
Based on net asset value per share                               .89 %                9.80%                 (6.74)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                           $  112,662              $112,073              $ 105,306
Ratio of expenses, net of fee waiver, to average
  net assets                                                    1.76 %**              1.47%                  1.72 %**
Ratio of net investment income to average net assets            2.64 %**              2.62%                  1.81 %**
Portfolio turnover rate                                         7.04 %                4.01%                 11.77 %
Average commission rate paid (per share)                  $    .0035              $  .0060

 * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Investment Portfolio, September 30, 1996 (unaudited)

--------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                           COUNTRY       SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 45.0%
--------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD
  DURABLES 1.1%
                           *Luks Industrial Co. Ltd.                                H.K.       11,260,000     $  1,121,195
                           *Luks Industrial Co. Ltd., wts.                          H.K.        2,252,000           75,717
                                                                                                              ------------
                                                                                                                 1,196,912
--------------------------------------------------------------------------------------------------------------------------
BANKING 0.1%
                            Bangkok Bank Public Co. Ltd.                           Thai.           11,000           98,620
--------------------------------------------------------------------------------------------------------------------------
BEVERAGES & TOBACCO 3.8%
                            Asia Pacific Breweries Ltd.                            Sing.           30,000          165,104
                            British American Tobacco Ltd.                          Sing.          235,000          905,322
                            Carnaudmetalbox Asia Ltd., fgn.                        Sing.          371,000        1,001,136
                            Rothmans Industries Ltd., fgn.                         Sing.          605,000        2,234,058
                                                                                                              ------------
                                                                                                                 4,305,620
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS 1.7%
                            PT Unggul Indah Corp., fgn.                            Indo.        1,724,800        1,856,220
--------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING 0.8%
                            Siam Syntech Construction Public
                              Co. Ltd., fgn.                                       Thai.          421,900          564,060
                            Sino-Thai Engineering & Construction Public
                              Co., fgn.                                            Thai.          122,000          381,385
                                                                                                              ------------
                                                                                                                   945,445
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES 1.0%
                            Peregrine Investments Holdings Ltd.                     H.K.          685,000        1,085,122
                           *Peregrine Investments Holdings Ltd., wts.             H.K.           76,300           14,307
                                                                                                              ------------
                                                                                                                 1,099,429
--------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD
  PRODUCTS 3.1%
                            Chareon Pokphand Feedmill Public Co. Ltd., fgn.        Thai.          124,500          545,859
                            Charoen Pokphand Feedmill Public Co. Ltd.              Thai.          138,500          498,319
                            Golden Resources Development International Ltd.         H.K.       21,284,000        2,449,600
                                                                                                              ------------
                                                                                                                 3,493,778
--------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM 1.3%
                           *Glynhill International Ltd.                             H.K.       21,850,000        1,497,543
--------------------------------------------------------------------------------------------------------------------------
MERCHANDISING 0.3%
                            Wo Kee Hong Holdings Ltd.                               H.K.        4,949,000          326,392
                           *Wo Kee Hong Holdings Ltd., wts.                         H.K.          989,800           16,640
                                                                                                              ------------
                                                                                                                   343,032
--------------------------------------------------------------------------------------------------------------------------

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Investment Portfolio, September 30, 1996 (unaudited) (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                           COUNTRY       SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
METALS & MINING 4.1%
                            Natsteel Ltd., fgn.                                    Sing.       2,467,000      $  4,362,186
                           *Padaeng Industry Public Co. Ltd., fgn.                 Thai.         459,450           248,415
                                                                                                              ------------
                                                                                                                 4,610,601
--------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY 10.6%
                            Jardine Matheson Holdings Ltd. (Singapore)              H.K.         463,103         2,894,394
                            Saha Union Public Co. Ltd., fgn.                       Thai.         339,000           446,561
                           *Sipef East Asia Holdings                                Bel.         208,983         2,009,996
                            Swire Pacific Ltd., B                                   H.K.       3,560,000         5,040,993
                            Thai Wah Public Co. Ltd., fgn.                         Thai.         410,850           242,332
                            Wheelock & Co. Ltd.                                     H.K.         600,000         1,326,781
                                                                                                              ------------
                                                                                                                11,961,057
--------------------------------------------------------------------------------------------------------------------------
REAL ESTATE 11.1%
                            Lai Sun Development Co. Ltd.                            H.K.       1,304,000         1,365,887
                           *Lai Sun Development Co. Ltd., wts.                      H.K.         752,000            64,182
                            Lim Kah Ngam Ltd., fgn.                                Sing.       1,108,000         1,195,967
                            New World Development Co. Ltd.                          H.K.       1,750,837         9,192,291
                           *South Sea Development Co. Ltd.                          H.K.      12,239,000           672,646
                                                                                                              ------------
                                                                                                                12,490,973
--------------------------------------------------------------------------------------------------------------------------
RECREATION & OTHER
  CONSUMER GOODS 0.1%
                           *KTP Holdings Ltd.                                       H.K.       4,050,000           159,738
--------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL 5.9%
                            Hua Thai Manufacturing Public Co. Ltd.                 Thai.         259,400           555,908
                            PT Polysindo Eka Perkasa, fgn.                         Indo.      11,795,000         6,092,983
                                                                                                              ------------
                                                                                                                 6,648,891
                                                                                                              ------------
TOTAL COMMON STOCKS (cost $52,138,872)                                                                          50,707,859
--------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL IN
                                                                                               LOCAL CURRENCY
--------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS:
  55.1% (cost $62,080,413)
--------------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.90% to 5.19% with
                              maturities to 12/12/96                                U.S.      62,241,000        62,093,917
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 100.1% (cost $114,219,285)                                                                  112,801,776
OTHER ASSETS, LESS LIABILITIES: (0.1)                                                                             (139,840)
                                                                                                              ------------
TOTAL NET ASSETS: 100.0%                                                                                      $112,661,936
                                                                                                              ============

* NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (unaudited)

Assets:
   Investments in securities, at value
      (identified cost $114,219,285)         $112,801,776
   Cash                                                69
   Receivables:
      Investment securities sold                    8,029
      Dividends and interest                      115,627
   Unamortized organization costs                  12,464
                                             ------------
         Total assets                         112,937,965
                                             ------------
Liabilities:
   Accrued expenses                               276,029
                                             ------------
Net assets, at value                         $112,661,936
                                             ============
Net assets consist of:
   Undistributed net investment income       $  1,496,265
   Net unrealized depreciation                 (1,417,509)
   Accumulated net realized loss                 (320,571)
   Net capital paid in on shares of
     capital stock                            112,903,751
                                             ------------
Net assets, at value                         $112,661,936
                                             ============
Shares outstanding                              8,058,603
                                             ============
Net asset value per share
   ($112,661,936 / 8,058,603)                $      13.98
                                             ============

STATEMENT OF OPERATIONS
For the six months ended
September 30, 1996 (unaudited)

Investment income:
   (net of $101,903 foreign
   taxes withheld)
   Dividends                        $  921,779
   Interest                          1,543,914
                                    ----------
      Total income                               $2,465,693
Expenses:
   Management fees (Note 3)            837,464
   Administrative fees (Note 3)         83,746
   Custodian fees                       22,000
   Reports to shareholders               1,500
   Audit fees                           22,407
   Legal fees (Note 3)                     500
   Registration and filing fees         11,500
   Directors' fees and expenses          5,000
   Amortization of
      organization costs                 2,196
   Other                                   125
                                    ----------
      Total expenses                                986,438
                                                 ----------
         Net investment income                    1,479,255
Realized and unrealized gain
  (loss):
   Net realized gain (loss) on:
      Investments                      300,178
      Foreign currency
        transactions                    (7,486)
                                    ----------
                                       292,692
   Net unrealized depreciation
      on investments                  (820,732)
                                    ----------
      Net realized and
         unrealized loss                           (528,040)
                                                 ----------
Net increase in net assets
  resulting from operations                      $  951,215
                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                       ENDED
                                                                                 SEPTEMBER 30, 1996      YEAR ENDED
                                                                                    (UNAUDITED)        MARCH 31, 1996
                                                                                 ------------------    --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                         $  1,479,255        $  2,877,144
      Net realized gain on investment and foreign currency transactions                  292,692             169,122
      Net unrealized appreciation (depreciation)                                        (820,732)          7,145,378
                                                                                 ------------------    --------------
         Net increase in net assets resulting from operations                            951,215          10,191,644

   Distributions to shareholders:
      From net investment income                                                        (362,637)         (3,042,096)
      From realized gains                                                                     --            (538,861)

   Capital share transactions (Note 2)                                                        --             156,421
                                                                                 ------------------    --------------
            Net increase in net assets                                                   588,578           6,767,108
Net assets:
   Beginning of period                                                               112,073,358         105,306,250
                                                                                 ------------------    --------------
   End of period                                                                    $112,661,936        $112,073,358
                                                                                 ===================   ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Vietnam Opportunities Fund, Inc. (the Fund) is a Maryland corporation and a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing at least 65% of its total assets in the equity and debt securities of Vietnam or Vietnam-related companies. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At September 30, 1996, there were 100,000,000 shares of capital stock authorized ($0.01 par value).

During the year ended March 31, 1996, 1,510 shares were issued for $156,421 from reinvested distributions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Limited (TAML) and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.5% of the average weekly net assets of the Fund. The Fund pays TGII monthly a fee of 0.15% per annum on the Fund's average weekly net assets. TAML pays monthly a shareholder servicing agent fee to Paine Webber (formerly Kidder, Peabody & Co.) equal, on an annual basis, to 0.10% of the average daily net assets of the Fund.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $500 for the six months ended September 30, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1996 aggregated $3,606,467 and $6,206,944, respectively. The cost of securities for federal income tax purposes is the same as that shown in the Investment Portfolio. Realized gains and losses are reported on an identified cost basis.

At September 30, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized appreciation                                                            $ 8,555,758
            Unrealized depreciation                                                             (9,973,267)
                                                                                               -----------
            Net unrealized depreciation                                                        $(1,417,509)
                                                                                               ===========

5. DEFERRED TAX LOSSES

At March 31, 1996, the Fund has deferred capital losses occurring subsequent to October 31, 1995 of $587,000. Such losses will be recognized in the year ending March 31, 1997.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact Chemical Mellon Securities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pittsburgh, PA 15230, to receive the plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Chemical Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or if the participant wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charged by Mellon upon any cash withdrawal or termination. --Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

--------------------------------------------------------------------------------

TRANSFER AGENT

Chemical Mellon Shareholder Services
Securities Transfer Services
450 West 33rd Street, 15th Floor
New York, NY 10001
800-526-0801

SHAREHOLDER INFORMATION

Shares of Templeton Vietnam Opportunities, Inc. are traded daily on the New York Stock Exchange under the symbol "TVF." Information about the net asset value and the market price is published weekly in Barron's and in the Monday edition of the Wall Street Journal in a table called "Publicly Traded Funds."

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list by writing Templeton Vietnam Opportunities, Inc. 700 Central Avenue, St. Petersburg, FL 33701.

For information about dividends and shareholder accounts, call 1-800-526-0801.

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                                   INCOME

Franklin Global Health                          Franklin Adjustable Rate
 Care Fund                                       Securities Fund

Franklin Templeton                              Franklin Adjustable U.S.
 Japan Fund                                      Government Securities Fund

Templeton Developing                            Franklin's AGE High
 Markets Trust                                   Income Fund

Templeton Foreign Fund                          Franklin Investment Grade
                                                 Income Fund
Templeton Foreign Smaller
 Companies Fund                                 Franklin Short-Intermediate U.S.
                                                 Government Securities Fund
Templeton Global
 Infrastructure Fund                            Franklin U.S. Government
                                                 Securities Fund
Templeton Global
 Opportunities Trust                            Franklin Money Fund

Templeton Global                                Franklin Federal Money Fund
 Real Estate Fund
                                                FOR NON-U.S. INVESTORS:
Templeton Global Smaller
 Companies Fund                                 Franklin Tax-Advantaged
                                                 High Yield Securities Fund
Templeton Greater
 European Fund                                  Franklin Tax-Advantaged
                                                 International Bond Fund
Templeton Growth Fund
                                                Franklin Tax-Advantaged U.S.
Templeton Latin America                          Government Securities Fund
 Fund
                                                FOR CORPORATIONS:
Templeton Pacific
 Growth Fund                                    Franklin Corporate Qualified
                                                 Dividend Fund
Templeton World Fund
                                                FRANKLIN FUNDS SEEKING
GLOBAL GROWTH AND INCOME                         TAX-FREE INCOME

Franklin Global Utilities Fund                  Federal Intermediate-Term
                                                 Tax-Free Income Fund
Franklin Templeton German
 Government Bond Fund                           Federal Tax-Free Income Fund

Franklin Templeton                              High Yield Tax-Free
 Global Currency Fund                            Income Fund

Mutual European Fund                            Insured Tax-Free Income Fund

Templeton Global Bond Fund                      Puerto Rico Tax-Free
                                                 Income Fund
Templeton Growth and
 Income Fund                                    Tax-Exempt Money Fund

GLOBAL INCOME                                   FRANKLIN STATE-SPECIFIC
                                                FUNDS SEEKING
Franklin Global Government                      TAX-FREE INCOME
Income Fund

Franklin Templeton Hard                         Alabama
 Currency Fund
                                                Arizona*
Franklin Templeton High
 Income Currency Fund                           Arkansas**

Templeton Americas                              California*
 Government Securities Fund
                                                Colorado
GROWTH
                                                Connecticut
Franklin Blue Chip Fund
                                                Florida*
Franklin California Growth Fund
                                                Georgia
Franklin DynaTech Fund
                                                Hawaii**
Franklin Equity Fund
                                                Indiana
Franklin Gold Fund
                                                Kentucky
Franklin Growth Fund
                                                Louisiana
Franklin MidCap Growth Fund
                                                Maryland
Franklin Small Cap Growth Fund
                                                Massachusetts***
Mutual Discovery Fund
                                                Michigan*
GROWTH AND INCOME
                                                Minnesota***
Franklin Asset Allocation Fund
                                                Missouri
Franklin Balance Sheet
 Investment Fund                                New Jersey

Franklin Convertible                            New York*
 Securities Fund
                                                North Carolina
Franklin Equity Income Fund
                                                Ohio***
Franklin Income Fund
                                                Oregon
Franklin MicroCap Value Fund
                                                Pennsylvania
Franklin Natural Resources Fund
                                                Tennessee**
Franklin Real Estate
 Securities Fund                                Texas

Franklin Rising Dividends Fund                  Virginia

Franklin Strategic Income Fund                  Washington**

Franklin Utilities Fund                         VARIABLE ANNUITIES

Franklin Value Fund                             Franklin Valuemark(R)

Mutual Beacon Fund                              Franklin Templeton
                                                Valuemark Income Plus
Mutual Qualified Fund                           (an immediate annuity)

Mutual Shares Fund

Templeton American Trust, Inc.



*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.                            11/96.1

TEMPLETON
VIETNAM
OPPORTUNITIES
FUND, INC.

SEMI-ANNUAL REPORT
SEPTEMBER 30, 1996

TEMPLETON VIETNAM
OPPORTUNITIES FUND, INC.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



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